Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 550,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	75,982.62
Total Offset Amount	0.00
Net Fee	$ 75,982.62
Final Prospectus	false